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                                                                    EXHIBIT 99.2

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                      AS ADOPTED PURSUANT TO SECTION 906 OF
                         THE SARBANES-OXLEY ACT OF 2002



      In connection with the Quarterly Report of Teleflex Incorporated (the "Company") on Form 10-Q for the period ending March 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Harold
L. Zuber, Jr., Chief Financial Officer and Executive Vice President of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial position and results of operations of the Company.



                                               /s/ HAROLD L. ZUBER, JR.
                                             ------------------------------
                                                  Harold L. Zuber, Jr.
                                               (Chief Financial Officer &
                                                 Executive Vice President)

Date: May 13, 2003